UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2018

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, California 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.

On October 25, 2018, Franklin Resources, Inc. (the “Company”) issued a press release announcing the preliminary financial results for the Company’s fourth fiscal quarter and fiscal year ended September 30, 2018. The Company also posted a preliminary fourth quarter earnings commentary on its internet website, as stated in the press release. A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the commentary is attached hereto as Exhibit 99.2, and each is incorporated herein by reference.
The information in this Item 2.02, including the exhibits hereto, (x) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and (y) shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibits in this particular report with respect to Item 2.02 are incorporated by reference).

Item 8.01 Other Events.

On October 25, 2018, the Company issued a press release announcing its execution of a definitive agreement to acquire Benefit Street Partners, LLC. A copy of the press release is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 25, 2018 issued by Franklin Resources, Inc. Announcing Preliminary Financial Results
99.2	Franklin Resources, Inc. Executive Commentary Preliminary Fourth Quarter and Fiscal Year Results, dated October 25, 2018
99.3	Press Release dated October 25, 2018 issued by Franklin Resources, Inc. Announcing Execution of Definitive Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	October 25, 2018	/s/ Kenneth A. Lewis
Name: Kenneth A. Lewis Title: Chief Financial Officer and Executive Vice President

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